UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2004

World Airways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	94-1358276

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 8.01. Other Events.

     On September 27, 2004, World Airways, Inc., a Delaware corporation (the “Registrant”), announced that the Registrant has filed an application with the U.S. Department of Transportation for rights to operate round-trip cargo service to Shanghai and Guangzhou, China, in 2006. A copy of the press release issued by the Registrant is attached hereto as Exhibit 99.1.

     On September 28, 2004, the Registrant announced that the Registrant has expanded its contract with Menlo Worldwide to provide
DC-10-30F service between Dayton, Ohio, and Los Angeles, California, through the end of 2004, and MD-11F service between Dayton, Ohio, and Hong Kong in October and November 2004. A copy of the press release issued by the Registrant is attached hereto as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Document
99.1	Press Release of World Airways, Inc. issued September 27, 2004.
99.2	Press Release of World Airways, Inc. issued September 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Airways, Inc. (Registrant)
Date: September 30, 2004	By:	/s/ Gilberto M. Duarte Name: Gilberto M. Duarte Title: Chief Financial Officer